EXHIBIT 32.2
BABCOCK & WILCOX ENTERPRISES, INC.
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Louis Salamone, Chief Financial Officer of Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:

(1)
the Company’s quarterly Report on Form 10-Q for the quarter ended June 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of B&W as of the dates and for the periods expressed in the Report.

Dated: August 12, 2020	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial and Accounting Officer)